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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
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                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            CROSSROADS SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                                      74-2846643
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      (State of incorporation                           (I.R.S. Employer
          or organization)                              Identification No.)

9390 RESEARCH BOULEVARD, SUITE II-300, AUSTIN, TEXAS          78759
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    (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered

                None                                    None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-85505

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock is set forth under the caption "Description of Capital Stock - Common Stock" contained in the prospectus filed with the Commission on October 13, 1999 as part of the Registrant's Pre-Effective Amendment No. 2 to Registration Statement on Form S-1 (No. 333-85505) (the "Registration Statement"), and is hereby incorporated by reference in answer to this item.
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ITEM 2. EXHIBITS


3.1 Form of Sixth Amended and Restated Certificate of Incorporation, as amended of Crossroads Systems, Inc. (filed as Exhibit 3.1 to the Registration Statement and incorporated herein by reference)


3.2      Form of Amended and Restated Bylaws of Crossroads Systems, Inc.
         (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference)

4.1 Specimen certificate for shares of Common Stock (to be filed as Exhibit 4.1 to the Registration Statement and incorporated herein by reference)

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   CROSSROADS SYSTEMS, INC.


          By:  /s/ James H. Moore
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                   James H. Moore
                   President and Chief Operating Officer

          Date:    October 15, 1999
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